Exhibit 10.2

MERCURY COMPUTER SYSTEMS, INC.

1998 STOCK OPTION PLAN

FOR NON-EMPLOYEE DIRECTORS

1. PURPOSE

The purpose of this Mercury Computer Systems, Inc. 1998 Stock Option Plan for Non-Employee Directors (the “Plan”) is to attract and retain the services of experienced and knowledgeable independent directors who are not employees (sometimes referred to herein collectively as “Participants”) of Mercury Computer Systems, Inc. (“Mercury”) for the benefit of Mercury and its stockholders and to provide additional incentive for such Participants to continue to work in the best interests of Mercury and its stockholders through continuing ownership of its common stock.

2. SHARES SUBJECT TO THE PLAN

The total number of shares of common stock, par value $.01 per share (“Shares”), of Mercury for which options may be granted under the Plan shall not exceed 50,000 in the aggregate, subject to adjustment in accordance with Section 9 hereof.

3. ELIGIBILITY; GRANT OF OPTION

On September 30 of each of 1998, 1999, 2000, 2001 and 2002, each person who is then a member of the Board of Directors of Mercury (the “Board”) and who is not then an employee of Mercury or any subsidiary shall be granted an option to acquire the Formula Number of Shares under the Plan. Any options granted prior to stockholder approval of this Plan shall become effective as of their date of grant only upon stockholder approval of this Plan in accordance with Section 13 hereof. The options shall be non-qualified options not intended to meet the requirements of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”).

The Formula Number shall be that number equal to one percent (1%) of the net income of Mercury for the most recent fiscal year ending prior to the grant date as shown on Mercury’s audited financial statements divided by the fair market value of a share of Mercury common stock, as determined under Section 5 hereof, on the first day of such most recent fiscal year, divided by the number of the non-employee Directors of Mercury granted options hereunder on such grant date. No fractional shares shall be issued.

4. OPTION AGREEMENT

Each option granted under the Plan shall be evidenced by an option agreement (the “Agreement”) duly executed on behalf of Mercury and by the director to whom such option is granted, which Agreements shall comply with and be subject to the terms and conditions of the Plan.

5. OPTION EXERCISE PRICE

Subject to the provisions of Section 9 hereof, the option exercise price for an option granted under the Plan shall be the fair market value of the Shares of the common stock of Mercury covered by the option on the date of grant of the option. For the purposes hereof, the fair market value of the Shares of the common stock of Mercury shall be determined as follows. If such shares are then listed on any national securities exchange, the fair market value shall be the mean between the high and low sales prices, if any, on the largest such exchange on the date of the grant of the option or, if none, shall be determined by taking a weighted average of the means between the highest and lowest sales prices on the nearest date before and the nearest date after the date of grant in accordance with Treasury Regulations Section 25.2512-2. If the shares are not then listed on any such exchange, the fair market value of such shares shall be the mean between the high and low sales prices, if any, as reported in the National Association of Securities Dealers Automated Quotation System National Market System (“NASDAQ/NMS”) for the date of the grant of the option, or, if none, shall be determined by taking a weighted average of the means between the highest and lowest sales on the nearest date before and the nearest date after the date of grant in accordance with Treasury Regulations Section 25.2512-2. If the shares are not then either listed on any such exchange or quoted in NASDAQ/NMS, the fair market value shall be the mean between the average of the “Bid” and the average of the “Ask” prices, if any, as reported in the National Daily Quotation Service for the date of the grant of the option, or, if none, shall be determined by taking a weighted average of the means between the highest and lowest sales prices on the nearest date before and the nearest date after the date of grant in accordance with Treasury Regulations Section 25.2512-2. If the fair market value cannot be determined under the preceding three sentences, it shall be determined by the Company’s independent auditors.

6. TIME AND MANNER OF EXERCISE OF OPTION

(a) Options granted under the Plan shall, subject to the provisions of Section 7, be exercisable as provided in this Section 6(a). The options granted under this Plan shall vest 1/3 on each of the first, second, and third anniversaries of the date of grant. Following the third anniversary of the date of grant, all options granted pursuant to a particular grant shall be exercisable in full.

(b) To the extent that the right to exercise an option has accrued and is in effect, the option may be exercised in full at one time or in part from time to time by giving written notice, signed by the person or persons exercising the option, to Mercury, stating the number of Shares with respect to which the option is being exercised, accompanied by payment in full for such Shares, which payment must be in cash or certified check payable to the order of the Company; provided, however, that there shall be no such exercise at any one as to fewer than Two Hundred Fifty (250) Shares or all of the remaining Shares then purchasable by the person or persons exercising the option, if fewer than Two Hundred Fifty (250) Shares. Upon such exercise, delivery of a certificate for paid-up non- assessable Shares shall be made at the principal Massachusetts office of Mercury to the person or persons exercising the option at such time, during ordinary business hours, not more than thirty (30) days from the date of receipt of the notice by Mercury, as shall be designated in such notice, or at such time, place and manner as may be agreed upon by Mercury and the person or persons exercising the option.

7. TERM OF OPTIONS

(a) Each option shall expire ten (10) years from the date of the granting thereof, but shall be subject to earlier termination as herein provided.

(b) In the event of the death of an optionee, the option granted to such optionee may be exercised, to the extent the optionee was entitled to do so on the date of such

(c) optionee’s death, by the estate of such optionee or by any person or persons who acquired the right to exercise such

(d) option by bequest or inheritance or otherwise by reason of the death of such optionee. Such option may be exercised at any time within one (1) year after the date of death of such optionee, at which time the option shall terminate, or prior to the date on which the option otherwise expires by its terms, whichever is earlier.

(c) In the event that an optionee ceases to be a director of Mercury, the option granted to such optionee may be exercised by him, but only to the extent that under Section 6 hereof the right to exercise the option has accrued and is in effect. Such option may be exercised at any time within one (1) month after the date such optionee ceases to be a director of Mercury, at which time the option shall terminate, but in any event prior to the date on which the option expires by its terms, whichever is earlier, unless termination as a director (a) was by Mercury for cause, in which case the option shall terminate immediately at the time the optionee ceases to be a director of Mercury, (b) was because the optionee has become disabled (within the meaning of Section 22(e)(3) of the Code), or (c) was by reason of the death of the optionee. In the case of death, see Section 7(b) of the Plan. In the case of disability, the option may be exercised, to the extent then exercisable under Section 6 hereof, at any time within one (1) year after the date of termination of the optionee’s directorship with Mercury, at which time the option shall terminate, but in any event prior to the date on which the option otherwise expires by its terms, whichever is earlier.

8. OPTIONS NOT TRANSFERABLE

The right of any optionee to exercise an option granted to him under the Plan shall not be assignable or transferable by such optionee otherwise than by will or the laws of descent and distribution, or pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act, or the rules thereunder. Any option granted under the Plan shall be exercisable during the lifetime of such optionee only by him. Any option granted under the Plan shall be null and void and without effect upon the bankruptcy of the optionee, or upon any attempted assignment or transfer, except as herein provided, including without limitation any purported assignment, whether voluntary or by operation of law, pledge, hypothecation or other disposition, attachment, trustee process or similar process, whether legal or equitable, upon such option.

9. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION

In the event that the outstanding Shares of the common stock of Mercury are changed into or exchanged for a different number or kind of shares or other securities of Mercury or of another corporation by reason of any reorganization, merger, consolidation, recapitalization, reclassification, stock split-up, combination of shares or dividends payable in capital stock, appropriate adjustment shall be made in the number and kind of shares as to which outstanding options, or portions thereof then unexercised, shall be exercisable, to the end that the proportionate interest of the optionee shall be maintained as before the occurrence of such event, and such adjustment in outstanding options shall be made without change in the total price applicable to the unexercised portion of such options and with a corresponding adjustment in the option price per share.

10. RESTRICTIONS ON ISSUE OF SHARES

Notwithstanding the provisions of Section 6 hereof, Mercury may delay the issuance of Shares covered by the exercise of any option and the delivery of a certificate for such Shares until one of the following conditions shall be satisfied:

(i) the Shares with respect to which an option has been exercised are at the time of the issue of such Shares effectively registered under applicable Federal and state securities acts now in force or hereafter amended; or

(ii) counsel for Mercury shall have given an opinion, which opinion shall not be unreasonably conditioned or withheld, that such Shares are exempt from registration under applicable Federal and state securities acts now in force or hereafter amended.

It is intended that all exercises of options shall be effective. Accordingly, Mercury shall use its best efforts to bring about compliance with the above conditions within a reasonable time, except that Mercury shall be under no obligation to cause a registration statement or a post-effective amendment to any registration statement to be prepared at its expense solely for the purpose of covering the issue of Shares in respect of which any option may be exercised, except as otherwise agreed to by Mercury in writing.

11. RIGHTS OF HOLDER ON PURCHASE FOR INVESTMENT; SUBSEQUENT REGISTRATION

Unless the Shares to be issued upon exercise of an option granted under the Plan have been effectively registered under the Securities Act of 1933, as now in force or hereafter amended, Mercury shall be under no obligation to issue any Shares covered by any option unless the person who exercises such option, in whole or in part, shall give a written representation and undertaking to Mercury which is satisfactory in form and scope to counsel to Mercury and upon which, in the opinion of such counsel, Mercury may reasonably rely, that he is acquiring the Shares issued to him pursuant to such exercise of the option for his own account as an investment and not with a view to, or for sale in connection with, the distribution of any such Shares, and that he will make no transfer of the same except in compliance with any rules and regulations in force at the time of such transfer under the Securities Act of 1933, or any other applicable law, and that if Shares are issued without such registration a legend to this effect may be endorsed upon the securities so issued. In the event that Mercury shall, nevertheless, deem it necessary or desirable to register under the Securities Act of 1933 or other applicable statutes any Shares with respect to which an option shall have been exercised, or to qualify any such Shares for exemption from the Securities Act of 1933 or other applicable statutes, then Mercury shall take such action at its own expense and may require from each optionee such information in writing for use in any registration statement, prospectus, preliminary prospectus or offering circular as is reasonably necessary for such purpose and may require reasonable indemnity to Mercury and its officers and directors from such holder against all losses, claims, damages and liabilities arising from such use of the information so furnished and caused by any untrue statement of any material fact therein or caused by the omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made.

12. LOANS PROHIBITED

Mercury shall not, directly or indirectly, lend money to an optionee or to any person or persons entitled to exercise an option by reason of the death of an optionee for the purpose of assisting him or them in the acquisition of Shares covered by an option granted under the Plan.

13. APPROVAL OF STOCKHOLDERS

The Plan shall be subject to approval by the vote of stockholders holding at least a majority of the voting stock of Mercury voting in person or by proxy at a duly held stockholders’ meeting, or by written consent of all of the stockholders, and shall take effect immediately as of its date of adoption upon such approval.

14. EXPENSES OF THE PLAN

All costs and expenses of the adoption and administration of the Plan shall be borne by Mercury, and none of such expenses shall be charged to any optionee.

15. TERMINATION AND AMENDMENT OF PLAN

Unless sooner terminated as herein provided, the Plan shall terminate ten (10) years from the date upon which the Plan was duly approved by the stockholders. The Board may at any time terminate the Plan or make such modification or amendment thereof as it deems advisable, provided however that, except as provided in Section 9 hereof, no modification or amendment to the provisions of the Plan may be made more than once every six (6) months other than to comport with changes in the Code, the Employee Retirement Income Security Act, or the rules thereunder, if the effect of such amendment or modification would be to change (i) the requirements for eligibility under the Plan, (ii) the timing of the grants of options to be granted under the Plan or the exercise price or vesting schedule thereof, or (iii) the number of Shares subject to options to be granted under the Plan either in the aggregate or to one director. Any amendment to the provisions of the Plan which (i) materially increases the number of Shares which may be subject to options granted under the Plan, (ii) materially increases the benefits accruing to Participants under the Plan, or (iii) materially modifies the requirement for eligibility to participate in the Plan, shall be subject to approval by the stockholders of Mercury obtained in the manner stated in Section 13 hereof. Termination or any modification or amendment of the Plan shall not, without the consent of an optionee, affect his rights under an option previously granted to him.

16. LIMITATION OF RIGHTS IN THE OPTION SHARES

An optionee shall not be deemed for any purpose to be a stockholder of Mercury with respect to any of the options except to the extent that the option shall have been exercised with respect thereto and, in addition, a certificate shall have been issued theretofore and delivered to the optionee.

17. NOTICES

Any communication or notice required or permitted to be given under the Plan shall be in writing, and mailed by registered or certified mail or delivered by hand, if to Mercury, to its principal place of business, attention: President, and, if to an optionee, to the address as appearing on the records of Mercury.

18. COMPLIANCE WITH RULE 16b-3

It is the intention of Mercury that the Plan comply in all respects with Rule 16b-3 promulgated under Section 16(b) of the Securities Exchange Act of 1934 (the “Act”) and that Participants remain disinterested persons for purposes of administering other employee benefit plans of Mercury and having transactions under such other plans be exempt from Section 16(b) of the Act. Therefore, if any Plan provision is found not to be in compliance with Rule 16b-3 or if any Plan provisions would disqualify Participants from remaining disinterested persons, that provisions shall be deemed null and void, and in all events the Plan shall be construed in favor of its meeting the requirements of Rule 16b-3.